EXHIBIT 10.6

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (the “Ninth Amendment”) is made effective as of March 31, 2005, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as Agent (the “Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of November 24, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Second Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of December 16, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Third Amendment”), the Credit Agreement was amended in order to (i) increase the Swing Line Loan Commitment to up to $6,000,000.00, (ii) increase the Revolving Loan Commitment to up to $25,000,000.00, and (iii) extend the Revolving Loan Maturity Date from December 16, 2004 until December 16, 2005; and

WHEREAS, pursuant to that certain Fourth Amendment to Credit Agreement dated as of May 7, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fourth Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Revolving Loan Commitment to up to $27,000,000.00, and (ii) increase the Letter of Credit Commitment to up to $1,500,000.00; and

WHEREAS, pursuant to that certain Fifth Amendment to Credit Agreement dated as of May 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fifth Amendment”), the Credit Agreement was amended in order to, among other things, extend the Treasury Stock Loan Advancement Termination Date from May 22, 2004 to May 22, 2005;

WHEREAS, pursuant to that certain Sixth Amendment to Credit Agreement dated as of August 1, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Sixth Amendment”), the Credit Agreement was amended in order to extend until December 31, 2004 the temporary increase of the Revolving Loan Commitment to up to $27,000,000.00; and

WHEREAS, pursuant to that certain Seventh Amendment to Credit Agreement dated as of November 5, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Seventh Amendment”), the Credit Agreement was amended in order to, among other things, temporarily increase the Revolving Loan Commitment to up to $33,000,000.00; and

WHEREAS, pursuant to that certain Eighth Amendment to Credit Agreement dated as of December 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Eighth Amendment”), the Credit Agreement was amended in order to, among other things, (i) extend until April 30, 2005 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, and (ii) extend the Revolving Loan Maturity Date from December 16, 2005 until April 30, 2006 (the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to, among other things, amend certain of the financial covenants set forth therein, as more specifically hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended, effective as of the date of this Ninth Amendment, as follows:

1. Borrowers and Lender Parties acknowledge that Wachovia Bank, National Association, a national banking association, is the successor by merger to SouthTrust Bank, and agree that any reference to “SouthTrust” or “SouthTrust Bank” in the Credit Agreement, as amended, or any other Loan Document is hereby amended to refer to “Wachovia” (as hereinafter defined).

2. The Credit Agreement, as amended, is hereby amended by adding the following capitalized terms as defined terms in Section 1.1:

“Wachovia” means Wachovia Bank, National Association, a national banking association.

3. The Credit Agreement, as amended, is hereby amended by deleting Section 10.2(G) in its entirety, and by substituting the following new Section 10.2(G) in lieu thereof:

(G) No Borrower will, without Agent’s prior written consent (and subject to the approval of the Required Lenders, which consent and approval shall not be unreasonably withheld or delayed), issue, redeem, purchase or retire any of its Equity Interests or grant or issue any warrant, right or option pertaining thereto or any other security convertible into any of the foregoing.

4. The Credit Agreement, as amended, is hereby amended by deleting Section 10.3(A) in its entirety, and by substituting the following new Section 10.3(A) in lieu thereof:

(A) Borrower will maintain or cause to be maintained at all times during the term of this Agreement:

(1) A Fixed Charge Coverage of not less than 1.2 to 1.0 (it being agreed that for purposes of computation of the Fixed Charge Coverage, (i) for the Quarter-End of June 30, 2005, such ratio shall be computed based on such Quarter and the preceding Quarter (viz., the period from January 1, 2005 through June 30, 2005), and multiplying the same by 2; (ii) for the Quarter-End of September 30, 2005, such ratio shall be computed based on such Quarter and the preceding two Quarters (viz., the period from January 1, 2005 through September 30, 2005), and multiplying the same by 1.33; and (iii) for the Quarter-End of December 31, 2005 and each Quarter-End thereafter, such ratio shall be computed based on an Annualized Rolling Period);

(2) Beginning with the Fiscal Year-End of December 31, 2004, Adjusted Tangible Net Worth of not less than $33,500,000.00, plus 60% of the Net Income as of each Quarter-End beginning March 31, 2005; and

(3) A ratio of Adjusted Liabilities to Adjusted Tangible Net Worth of not more than 2.5 to 1.0; and

(4) A Borrowing Base such that the balance of the Revolving Loan will not, at any time, exceed the Borrowing Base;

5. As a condition to the effectiveness of this Ninth Amendment (a) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Ninth Amendment and any other documentation required by Agent in connection with this Ninth Amendment; (b) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (c) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (d) Agent shall have received for the account of the Revolving Loan Lenders a waiver fee of $10,000.00; (e) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Ninth Amendment, and all other documents and instruments executed by Borrowers in connection with this Ninth Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

6. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Ninth Amendment, except (i) that Borrowers are not in compliance with the financial covenant regarding Fixed Charge Coverage (and Lender Parties hereby waive such non-compliance for the periods ending December 31, 2004 and March 31, 2005), and (ii) to the extent affected by this Ninth Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Ninth Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except to the extent affected by this Ninth Amendment.

7. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Ninth Amendment (in which case the terms and conditions of this Ninth Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, this Ninth Amendment has been duly executed as of the day and year first above written.

WITNESS:	BORROWERS:

PEMCO AVIATION GROUP, INC.

/s/ Doris Sewell	By:	/s/ John R. Lee
Print Name: Doris Sewell	Its:	Senior Vice President & Chief Financial Officer

PEMCO AEROPLEX, INC.

/s/ Doris Sewell	By:	/s/ John R. Lee
Print Name: Doris Sewell	Its:	Chief Financial Officer

PEMCO ENGINEERS, INC.

/s/ Doris Sewell	By:	/s/ John R. Lee
Print Name: Doris Sewell	Its:	Chief Financial Officer

PEMCO WORLD AIR SERVICES, INC.

/s/ Doris Sewell	By:	/s/ John R. Lee
Print Name: Doris Sewell	Its:	Chief Financial Officer

SPACE VECTOR CORPORATION

/s/ Doris Sewell	By:	/s/ John R. Lee
Print Name: Doris Sewell	Its:	Chief Financial Officer

AGENT:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent

/s/ Kelly Peace	By:	/s/ Austin Davis
Print Name: Kelly Peace	Its:	Vice President

LENDERS:

WACHOVIA BANK, NATIONAL
ASSOCIATION

/s/ Kelly Peace	By:	/s/ Austin Davis
Print Name: Kelly Peace	Its:	Vice President

COMPASS BANK

/s/ Evelyn Maulden	By:	/s/ Alex Morton
Print Name: Evelyn Maulden	Its:	Senior Vice President